Exhibit 99

                  SCIENTIFIC GAMES CORPORATION AND SUBSIDIARIES

      Calendar Year 2000 and Pro Forma Calendar Year 2000 Operating Results
              On a Basis Comparable to Calendar Year 2001 Reporting

      The Company changed its fiscal year-end to a calendar year-end, beginning with the year ending December 31, 2001, and acquired a significant subsidiary on September 6, 2000. In connection with the change to a calendar year-end, on February 20, 2001, the Company filed a 10-Q Transition Report for the period November 1, 2000 to December 31, 2000. The accompanying schedules of calendar year operating results, calendar year pro forma operating results and calendar year pro forma segment operating results are presented so that appropriate comparisons may be made to calendar year 2001 actual operating results. Unless otherwise indicated, all dollar amounts herein are stated in thousands, except per share amounts.

Change In Fiscal Year

      The Company changed its fiscal year from an October 31 year-end to a calendar year-end, beginning with the year ending December 31, 2001.

Acquisition of Scientific Games Holdings Corp.

      On September 6, 2000, the Company completed the acquisition of Scientific Games Holdings Corp. ("SGHC"), a world-leading supplier of lottery products, integrated lottery systems and support services, and pre-paid telephone cards. The acquisition was completed through a merger in which SGHC became a wholly-owned subsidiary of the Company at a cost of approximately $308,000 in aggregate merger consideration to SGHC stockholders, plus related fees and expenses. The acquisition was recorded using the purchase method of accounting. The acquired assets and liabilities were recorded at their estimated fair value at the date of acquisition. The excess of the purchase price over the fair values of the net assets acquired was approximately $156,828 and has been recorded as goodwill, which is being amortized over 20 years. The operating results of SGHC's businesses have been included in the Company's consolidated statements of operations from the date of the acquisition. (See Notes 9 and 13 to the Consolidated Financial Statements for the fiscal year ended October 31, 2000 in the Company's 2000 Annual Report on Form 10-K.) Effective April 27, 2001, the Company changed its corporate name from Autotote Corporation to Scientific Games Corporation and its stock symbol to SGM [AMEX: SGM].

      These calendar year operating results, calendar year pro forma operating results and calendar year pro forma segment operating results have been prepared for comparative purposes only. They should be read in conjunction with the historical Consolidated Financial Statements for the fiscal year ended October 31, 2000 in the Company's 2000 Annual Report on Form 10-K and with the Financial Statements, Pro Forma Financial Information and Exhibits in the Form 8-K/A filed by the Company on November 21, 2000. These calendar year pro forma operating results and calendar year pro forma segment operating results do not purport to represent what the Company's results of operations would have been if these transactions had actually occurred at the beginning of the year ended December 31, 2000 and are not intended to project the Company's results of operations for any future period.

Calendar Year Actual Operating Results

      The following table presents unaudited actual results for the period January 1 to December 31, 2000, after giving effect to the change in fiscal year, and the inclusion of the results of SGHC and related financing transactions, from September 6, 2000, the date of the SGHC acquisition.

                  SCIENTIFIC GAMES CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                      For The Year Ended December 31, 2000
              (Unaudited) (In thousands, except per share amounts)

                                                      First        Second          Third         Fourth
                                                     Quarter       Quarter        Quarter        Quarter         Year
                                                    --------       -------        -------        -------        -------
Operating revenues:
    Services .................................      $ 37,659        38,885         54,210         87,196        217,950
    Sales ....................................         7,953        14,269          9,187         20,338         51,747
                                                    --------        ------        -------        -------        -------
                                                      45,612        53,154         63,397        107,534        269,697
                                                    --------        ------        -------        -------        -------
Operating expenses (exclusive of depreciation
and amortization shown below):
    Services .................................        24,493        25,008         36,411         59,770        145,682
    Sales ....................................         3,893         9,567          6,350         12,209         32,019
                                                    --------        ------        -------        -------        -------
                                                      28,386        34,575         42,761         71,979        177,701
                                                    --------        ------        -------        -------        -------
       Total gross profit ....................        17,226        18,579         20,636         35,555         91,996
Selling, general and administrative
  expenses ...................................         6,731         6,544         10,035         20,501         43,811
Depreciation and amortization ................         5,370         5,069          8,222         14,203         32,864
                                                    --------        ------        -------        -------        -------
       Operating income ......................         5,125         6,966          2,379            851         15,321
                                                    --------        ------        -------        -------        -------
Other deductions:
    Interest expense .........................         4,253         4,388         15,367         13,316         37,324
    Other (income) expense ...................           (78)         (111)          (498)             3           (684)
                                                    --------        ------        -------        -------        -------
                                                       4,175         4,277         14,869         13,319         36,640
                                                    --------        ------        -------        -------        -------
Income (loss) before extraordinary
    item and income tax expense ..............           950         2,689        (12,490)       (12,468)       (21,319)
Income tax expense ...........................           116           405            229            146            896
                                                    --------        ------        -------        -------        -------
    Net income (loss) before
      extraordinary items ....................           834         2,284        (12,719)       (12,614)       (22,215)
Extraordinary items ..........................            --            --         12,567             --         12,567
                                                    --------        ------        -------        -------        -------
    Net income (loss) ........................           834         2,284        (25,286)       (12,614)       (34,782)
Convertible preferred stock
  paid-in-kind dividend ......................            --            --            439          1,718          2,157
                                                    --------        ------        -------        -------        -------
    Net income (loss) available
       to common stockholders ................      $    834         2,284        (25,725)       (14,332)       (36,939)
                                                    ========        ======        =======        =======        =======

Basic and diluted net income (loss) per share:
    Net income (loss) before
      extraordinary items ....................      $   0.02          0.06          (0.34)         (0.32)         (0.59)
    Extraordinary items ......................            --            --          (0.34)            --          (0.34)
                                                    --------        ------        -------        -------        -------
    Net income (loss) ........................      $   0.02          0.06          (0.68)         (0.32)         (0.93)
                                                    ========        ======        =======        =======        =======
    Net income (loss) available to
    common stockholders ......................      $   0.02          0.06          (0.70)         (0.36)         (0.98)
                                                    ========        ======        =======        =======        =======

Weighted average number of shares
   used in per share calculations:
    Basic shares .............................        36,544        36,807         36,931         39,855         37,539
                                                    ========        ======        =======        =======        =======
    Diluted shares ...........................        41,888        41,086         36,931         39,855         37,539
                                                    ========        ======        =======        =======        =======

Pro Forma Operating Results -- Acquisition of Scientific Games Holdings Corp.

      The following table presents unaudited pro forma results of operations as if the SGHC acquisition and related financing transactions had occurred on January 1, 2000, after giving effect to certain adjustments, including amortization of goodwill and other identifiable intangible assets, additional depreciation expense, increased interest expense, convertible preferred stock dividends and related income tax effects associated with the SGHC acquisition and related financing transactions. The SGHC acquisition and related financing transactions were previously reported in the Form 8-K/A filed by the Company on November 21, 2000.

                                                           For the Year Ended December 31, 2000
                                           --------------------------------------------------------------------
                                             First          Second         Third         Fourth
                                            Quarter         Quarter       Quarter        Quarter         Year
                                           ---------        -------       -------        -------        -------
                                                     (Unaudited) (In thousands, except per share data)
Operating revenues ..................      $ 104,674        114,602        99,879        107,534        426,689
Operating expenses(exclusive of
   depreciation and amortization
   shown below) .....................         65,791         75,961        68,622         71,979        282,353
Gross Profit ........................         38,883         38,641        31,257         35,555        144,336
Selling, general and
   administrative expenses ..........         17,356         15,491        16,792         20,501         70,140
Depreciation and amortization .......         11,969         11,848        12,423         14,203         50,443
Operating income ....................          9,558         11,302         2,042            851         23,753
Loss before income tax benefit
   and extraordinary item ...........         (3,062)        (1,037)      (10,293)       (12,468)       (26,860)

Net loss before extraordinary items .         (2,153)        (1,043)       (9,379)       (12,614)       (25,189)
Extraordinary items .................             --             --        12,567             --         12,567
                                           ---------        -------       -------        -------        -------
Net loss ............................         (2,153)        (1,043)      (21,946)       (12,614)       (37,756)
Convertible preferred stock
   paid-in-kind dividend ............          1,691          1,691         1,691          1,718          6,791
                                           ---------        -------       -------        -------        -------
Net loss available to common
   stockholders .....................      $  (3,844)        (2,734)      (23,637)       (14,332)       (44,547)
                                           =========        =======       =======        =======        =======

Basic and diluted net loss per share:
Net loss before extraordinary items .      $   (0.06)         (0.03)        (0.25)         (0.32)         (0.67)
Extraordinary items .................             --             --         (0.34)            --          (0.34)
                                           ---------        -------       -------        -------        -------
Net loss ............................      $   (0.06)         (0.03)        (0.59)         (0.32)         (1.01)
                                           =========        =======       =======        =======        =======
Net loss available to common
   stockholders .....................      $   (0.11)         (0.07)        (0.64)         (0.36)         (1.19)
                                           =========        =======       =======        =======        =======

Weighted average number of shares
   used in per share calculations:
     Basic shares ...................         36,544         36,807        36,931         39,855         37,539
                                           =========        =======       =======        =======        =======
     Diluted shares .................         36,544         36,807        36,931         39,855         37,539
                                           =========        =======       =======        =======        =======

Segment Reporting

      We operate in four business segments: Lottery Group, Pari-mutuel Group, Venue Management Group and Telecommunications Group.

      Our Lottery Group consists of two product lines: Instant Tickets and Related Services ("ITRS") and Lottery Systems. ITRS includes ticket design and manufacturing as well as value-added services, including game design, sales and marketing support, inventory management and warehousing and fulfillment services. In addition, this division includes promotional instant tickets and pull-tab tickets that we sell to both lottery and non-lottery customers. Lottery Systems includes the supply of transaction processing software for the accounting and validation of both instant ticket and on-line lottery games, point-of-sale terminal hardware sales, central site computers and communication hardware sales, and ongoing support and maintenance services for these products. This product line also includes software and hardware and support service for sports betting and credit card processing systems. Prior to the SGHC acquisition, our Lottery Group consisted solely of the Lottery Systems product line, exclusive of sports betting and credit card processing services.

      Our Pari-mutuel Group is comprised of our North American and international on-track, off-track and inter-track pari-mutuel services, simulcasting and communications services, and video gaming, as well as sales of pari-mutuel systems and equipment.

      Our Venue Management Group is comprised of the Connecticut off-track betting operations, and the Company's Netherlands on-track and off-track betting operations.

      Our Telecommunications Group is comprised of the prepaid cellular phone cards business, which was acquired by the Company as part of the SGHC acquisition.

      The Company's revenues are derived from two principal sources: service revenues and sales revenues. Service revenues are earned pursuant to multi-year contracts to provide ITRS and wagering systems and services; or are derived from wagering by customers at facilities owned or leased by the Company. Sales revenues are derived from sales of prepaid phone cards and from contracts for the sale of wagering systems, equipment, and software licenses.

      The first calendar quarter and the fourth calendar quarter of the year traditionally comprise the weakest season for the Company's pari-mutuel wagering service revenue. Wagering equipment sales and software license revenues usually reflect a limited number of large transactions that do not recur on an annual basis. Consequently, revenues and operating results can vary substantially from period to period as a result of the timing of revenue recognition for major equipment sales and software license revenue. In addition, instant ticket and prepaid phone card sales may vary depending on the size and timing of contract awards, changes in customer budgets, inventory ticket position, lottery retail sales and general economic conditions.

      Operating results may also vary significantly from period to period depending on the addition or disposition of business units in each period. The acquisition of SGHC in 2000, which was accounted for as a purchase, affects the comparability of operations from period to period (see Note 3 to the Consolidated Financial Statements for the fiscal year ended October 31, 2000 included in the Company's 2000 Annual Report on Form 10-K).

      The following tables present:

o Actual Segment Operating Results--the actual operating results of the Company's segments on a calendar year basis for the year ended December 31, 2000, with the operating results of SGHC's businesses included from September 6, 2000, the date of the acquisition.

o Pro Forma Segment Operating Results--the pro forma operating results of the Company's segments on a calendar year basis for the year ended December 31, 2000, with the operating results of SGHC's businesses, after giving effect to certain adjustments, including amortization of goodwill and other identifiable intangible assets, additional depreciation expense, increased interest expense, convertible preferred stock dividends and related income tax effects associated with the SGHC acquisition and related financing transactions, as if the acquisition had occurred at the beginning of the calendar year.

      These results should be read in conjunction with Management's Discussion and Analysis of Financial Condition and Results of Operations for the fiscal year ended October 31, 2000, included in the Company's 2000 Annual Report on Form 10-K and with Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's Quarterly Reports on Form 10-Q for the periods ended March 31, 2001 and June 30, 2001.

                  SCIENTIFIC GAMES CORPORATION AND SUBSIDIARIES
                        Actual Segment Operating Results
                      (with SCHC from date of acquisition)
                          Year Ended December 31, 2000
                            (Unaudited, in thousands)

                                     First      Second       Third       Fourth        Year
                                    Quarter     Quarter     Quarter      Quarter       2000
                                    -------     -------     -------      -------      -------
Lottery Group
Service revenue ..............      $ 2,969       2,937      16,982       51,267       74,155
Sales revenue ................           --      11,891       6,712        3,808       22,411
                                    -------      ------      ------      -------      -------
Total operating revenue ......      $ 2,969      14,828      23,694       55,075       96,566
                                    =======      ======      ======      =======      =======

Gross Profit (excluding
depreciation and amortization)      $   915       4,097       6,445       18,026       29,483
                                    =======      ======      ======      =======      =======

Pari-mutuel Group
Service revenue ..............      $19,536      20,002      21,539       20,731       81,808
Sales revenue ................        7,953       2,378         637        5,615       16,583
                                    -------      ------      ------      -------      -------
Total operating revenue ......      $27,489      22,380      22,176       26,346       98,391
                                    =======      ======      ======      =======      =======

Gross Profit (excluding
depreciation and amortization)      $12,010      10,159       9,187        8,696       40,052
                                    =======      ======      ======      =======      =======

Venue Management Group
Service revenue ..............      $15,154      15,946      15,689       15,198       61,987
                                    =======      ======      ======      =======      =======

Gross Profit (excluding
depreciation and amortization)      $ 4,301       4,323       4,223        4,203       17,050
                                    =======      ======      ======      =======      =======

Telecommunications Group
Sales revenue ................      $    --          --       1,838       10,915       12,753
                                    =======      ======      ======      =======      =======

Gross Profit (excluding
depreciation and amortization)      $    --          --         781        4,630        5,411
                                    =======      ======      ======      =======      =======

Company Total
Service revenue ..............      $37,659      38,885      54,210       87,196      217,950
Sales revenue ................        7,953      14,269       9,187       20,338       51,747
                                    -------      ------      ------      -------      -------
Total operating revenue ......      $45,612      53,154      63,397      107,534      269,697
                                    =======      ======      ======      =======      =======

Gross Profit (excluding
depreciation and amortization)      $17,226      18,579      20,636       35,555       91,996
                                    =======      ======      ======      =======      =======

                  SCIENTIFIC GAMES CORPORATION AND SUBSIDIARIES
                       Pro Forma Segment Operating Results
                        (with SGHC from January 1, 2000)
                          Year Ended December 31, 2000
                            (Unaudited, in thousands)

                                     First        Second       Third       Fourth
                                    Quarter       Quarter     Quarter      Quarter       Year
                                    --------      -------     -------      -------      -------
Lottery Group
Service revenue ..............      $ 47,391       51,028      46,601       51,267      196,287
Sales revenue ................         3,706       15,148       7,716        3,808       30,378
                                    --------      -------      ------      -------      -------
Total operating revenue ......      $ 51,097       66,176      54,317       55,075      226,665
                                    ========      =======      ======      =======      =======

Gross Profit (excluding
depreciation and amortization)      $ 17,688       19,914      14,665       18,026       70,293
                                    ========      =======      ======      =======      =======

Pari-mutuel Group
Service revenue ..............      $ 19,536       20,002      21,539       20,731       81,808
Sales revenue ................         7,953        2,378         637        5,615       16,583
                                    --------      -------      ------      -------      -------
Total operating revenue ......      $ 27,489       22,380      22,176       26,346       98,391
                                    ========      =======      ======      =======      =======

Gross Profit (excluding
depreciation and amortization)      $ 12,010       10,159       9,187        8,696       40,052
                                    ========      =======      ======      =======      =======

Venue Management Group
Service revenue ..............      $ 15,154       15,946      15,689       15,198       61,987
                                    ========      =======      ======      =======      =======

Gross Profit (excluding
depreciation and amortization)      $  4,301        4,323       4,223        4,203       17,050
                                    ========      =======      ======      =======      =======

Telecommunications Group
Sales revenue ................      $ 10,934       10,100       7,697       10,915       39,646
                                    ========      =======      ======      =======      =======

Gross Profit (excluding
depreciation and amortization)      $  4,884        4,245       3,182        4,630       16,941
                                    ========      =======      ======      =======      =======

Company Total
Service revenue ..............      $ 82,081       86,976      83,829       87,196      340,082
Sales revenue ................        22,593       27,626      16,050       20,338       86,607
                                    --------      -------      ------      -------      -------
Total operating revenue ......      $104,674      114,602      99,879      107,534      426,689
                                    ========      =======      ======      =======      =======

Gross Profit (excluding
depreciation and amortization)      $ 38,883       38,641      31,257       35,555      144,336
                                    ========      =======      ======      =======      =======